February 16, 2007

CASTLEROCK FUND
Series of Advisors Series Trust
Supplement to
Prospectus Dated February 28, 2006

Burroughs Hutchinson, the investment advisor to the CastleRock Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have determined to close and liquidate the Fund because its small size does not permit efficient operation. Please note that the Fund will be distributing its assets on Friday, February 27, 2007. You are welcome, however, to redeem your shares before that date. Shareholders who purchased shares within the past 90 days will not be charged the 2% redemption fee.

The Fund will be closed to new purchases effective Friday, February 16, 2007. Distributions of dividends and capital gains income, if necessary, will be made prior to the liquidation date. Between February 16, 2007 and the liquidation date, the Fund will be holding substantially all of its assets in cash equivalents and will not be investing according to its investment objective.

If the Fund has not received your redemption request or other instruction by Monday, February 26, 2007, your shares will be redeemed on February 27, 2007, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Proceeds will be distributed to all shareholders of record as of the close of business on Tuesday, February 27, 2007.

Please contact the Fund at 1-866-625-2785 if you have any questions.

Please retain this Supplement with your Prospectus for reference.

The date of this supplement is February 16, 2007